Exhbit 10.2

NOTE PURCHASE AGREEMENT

THIS NOTE PURCHASE AGREEMENT (this "Agreement") is entered into as of February 12, 2010, by and among PERPETUAL TECHNOLOGIES, INC., a Delaware corporation with its principal executive offices located at Shishan Industrial Park, Nanhai District, Foshan City, Guangdong Province, China (the "Company"), Hong Hui Investment Holdings, Inc a British Virgin islands company (the “BVI Company”), the owner of all of the outstanding equity interests of Technic International Limited, a Hong Kong company (“Technic”), the owner of all of the outstanding equity interests of Foshan SLP Special Materials Company (“Foshan”), a limited liability company organized under the laws of the People’s Republic of China (“PRC”) and the purchasers set forth on Schedule 1 hereof (collectively, the "Purchasers" and each a "Purchaser").

RECITALS

A.           The Company has entered into a reverse merger agreement (the “Reverse Merger Agreement”) pursuant to which the Company acquired control of the BVI Company, Technic and Foshan (the “Reverse Merger Transaction”).   The Company, BVI Company, Technic and Foshan are sometimes collectively referred to herein as the “Corporate Parties.”

B.           The Company and the Purchasers are executing and delivering this Agreement in reliance upon the exemptions from securities registration afforded by the provisions of Regulation D ("Regulation D"), as promulgated by the United States Securities and Exchange Commission (the "SEC") under the Securities Act of 1933, as amended (the "Securities Act") and/or Regulation S, as promulgated by the SEC under the Securities Act.

C.           Each Purchaser desires to purchase, upon the terms and conditions stated in this Agreement: (i) a secured convertible promissory note of the Company in the form attached hereto as Exhibit A and in the principal amount set forth on the Purchaser’s signature page to this Agreement (the “Purchaser’s Signature Page”), each such note being referred to herein as a “Note” and all of the notes sold pursuant to this Agreement being collectively referred to herein as the “Notes,” the securities issuable upon conversion of the Notes are referred to herein as the "Conversion Securities;" and (ii) five (5) year warrants to purchase shares of the Company’s common stock, $0.001 par value per share (the “Warrants,” and the shares of the Company’s common stock underlying the Warrants, the “Warrant Shares”).  The Notes, the Conversion Securities, the Warrants, and the Warrants Shares are collectively referred to herein as the "Securities."

D.           Contemporaneous with the execution and delivery of this Agreement, the parties hereto are executing and delivering a Registration Rights Agreement, in the form attached hereto as Exhibit “I” (the “Registration Rights Agreement”), pursuant to which the Company has agreed to provide certain registration rights under the Securities Act and the rules and regulations promulgated thereunder and applicable state securities laws.

E.           Contemporaneous with the execution and delivery of this Agreement, certain members of management of the Company will pledge and deliver certain shares of Company Common Stock to a designated collateral agent (the “Stock Pledge Agreement”) to guarantee the Company’s obligations under the Notes pursuant to a Non-Recourse Guaranty (the “Non-Recourse Guaranty”).

F.           This Agreement, the Notes, the Reverse Merger Agreement, the Warrants, the Registration Rights Agreement, the Stock Pledge Agreement, the Voting Agreement, the Non-Recourse Guaranty, and the Escrow Agreement and the Interest Escrow Agreement (as certain of such terms are defined below), and any other documents or agreements executed in connection with the transactions contemplated hereunder are hereinafter referred to as the "Transaction Documents.”

AGREEMENTS

NOW, THEREFORE, in consideration of their respective promises contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and the Purchasers hereby agree as follows:

ARTICLE I
PURCHASE AND SALE OF NOTES

1.1          Purchase and Sale of Notes.  Subject to the terms and conditions of this Agreement, the issuance, sale and purchase of the Notes shall be consummated at   a "Closing" whereby the Company shall sell and the Purchasers shall purchase: (i) the Notes, in substantially the form attached hereto as exhibit A; and (ii) a Warrant, in substantially the form attached hereto as Exhibit B, as hereinafter provided.  The purchase price (the "Purchase Price") per Note shall be equal to the principal amount of the Note being purchased.  At the Closing, subject to the satisfaction or waiver of the conditions set forth in ARTICLES VI and VII below, the Company shall issue and sell to each Purchaser, and each Purchaser severally agrees to purchase from the Company, a Note in the principal amount set forth on such Purchaser’s Signature Page and a Warrant to purchase a number of shares of Common Stock equal to the formula as set forth in the Warrant.   Each of the Warrants shall have a term of five (5) years and has an exercise price per share equal to the Exercise Price (as defined in the Warrant) and shall be exercisable as stated in the applicable Warrant.  Each Purchaser's obligation to purchase a Note hereunder is distinct and separate from each other Purchaser's obligation to purchase, and no Purchaser shall be required to purchase hereunder more than the principal amount of a Note set forth on the Purchaser’s Signature Page.  The obligations of the Company with respect to each Purchaser shall be separate from the obligations of the Company to each other Purchaser and shall not be conditioned as to any Purchaser upon the performance of obligations of any other Purchaser.  The Company and the Purchasers are executing and delivering this Agreement in accordance with and in reliance upon the exemption from securities registration afforded by Rule 506 of Regulation D (“Regulation D”) as promulgated by the United States Securities and Exchange Commission (the “Commission”) under the Securities Act of 1933, as amended (the “Securities Act”) or Section 4(2) of the Securities Act.

1.2.         Placement Agent Fee.  The Purchasers acknowledge that the Company has engaged Primary Capital, LLC as the exclusive placement agent (the “Placement Agent”) in connection with the offering of the Notes and, as consideration for its services, has agreed to pay to the Placement Agent at the Closing a commission equal to five percent (5%) of the gross proceeds received by the Company from the sale of Notes to the Purchasers.  In addition, upon conversion of the Notes into Conversion Securities, the Company shall issue to the Placement Agent or its designees warrants to purchase that number of Conversion Securities equal to 5% of the number of Conversion Securities issued upon such conversion, exercisable at a price per Conversion Security equal to the price at which the Notes were so converted.  Upon repayment or redemption of the Notes as provided therein, the Company shall issue to the Placement Agent or its designees warrants to purchase that number of shares of the Company’s common stock (the “Common Stock”) equal to 5% of the aggregate number of shares of Common Stock underlying the Warrants, exercisable at the same price at which the Warrants are exercisable.  The warrants issuable to the Placement Agent pursuant to this Section 1.2 shall be in substantially the same form as Exhibit  B hereto.

1.3          Closing Date.  Subject to the satisfaction (or waiver) of the conditions set forth in ARTICLES VI and VII below, the Closing shall take place on such date and at such time as the Company and the Placement Agent shall agree, but no later than three Business Days after the consummation of the Reverse Merger Transaction.

1.4          Delivery of Purchase Price; Escrow.  Concurrently with each Purchaser’s execution and delivery of this Agreement, such Purchaser is delivering to the Escrow Agent (as defined below) by bank or other good check in lawful funds of the United States, or by wire transfer, the Purchase Price for the Note being purchased by such Purchaser.  Such funds shall be held in escrow pending the Closing, pursuant to the terms of an escrow agreement by and between the Escrow Agent and the Company, a copy of which is attached hereto as Exhibit H (the “Escrow Agreement”).

ARTICLE II
PURCHASER'S REPRESENTATIONS AND WARRANTIES

Each Purchaser represents and warrants to the Company, as of the date hereof and as of the Closing, severally and not jointly, with respect to itself and its purchase hereunder and not with respect to any other Purchaser or the purchase hereunder by any other Purchaser, that the following statements are true and correct:

2.1          Investment Purpose.  Purchaser is purchasing its Note for Purchaser's own account for investment only and not with a view toward or in connection with the public sale or distribution thereof.  Purchaser will not, directly or indirectly, offer, sell, pledge or otherwise transfer its Securities or any interest therein, except pursuant to transactions that are exempt from the registration requirements of the Securities Act or are registered under the Securities Act.  Purchaser understands that Purchaser must bear the economic risk of its investment in the Securities indefinitely, unless the sale of its Securities is registered pursuant to the Securities Act and any applicable state securities laws or an exemption from such registration is available, and that the Company has no present intention of registering any such transaction.

2.2          Accredited Investor Status.  Purchaser is an "accredited investor" as that term is defined in Rule 501(a) of Regulation D.

2.3          Reliance on Exemptions.  Purchaser understands that the Securities are being offered and sold to Purchaser in reliance upon specific exemptions from the registration requirements of United States federal and state securities laws and that the Company is relying upon the truth and accuracy of, and Purchaser's compliance with, the representations, warranties, agreements, acknowledgments and understandings of Purchaser set forth herein in order to determine the availability of such exemptions and the eligibility of Purchaser to acquire its Note.

2.4          Information.  The Company has made available to the Purchaser the documents publicly filed by the Company with the SEC (such documents collectively, the "SEC Documents").  Purchaser has been afforded the opportunity to ask questions of the Company, was permitted to meet with the Company's officers and has received what the Purchaser believes to be complete and satisfactory answers to any such inquiries.  Except as set forth in the SEC Documents or in the Transaction Documents, the Purchaser is not relying upon any information, representations or warranties of the Company or any other party.  Neither such inquiries nor any other due diligence investigation conducted by Purchaser or any of its representations shall modify, amend or affect Purchaser's right to rely on the Company's representations and warranties contained in ARTICLE III.  Purchaser understands that Purchaser's investment in its Securities involves a high degree of risk, including, without limitation, the risks and uncertainties disclosed in the SEC Documents.

2.5          Governmental Review.  Purchaser understands that no United States federal or state agency or any other government or governmental agency has passed upon or made any recommendation or endorsement of the Securities.

2.6          Transfer or Resale.  Purchaser understands that (i) the offer and sale of the Securities have not been registered under the Securities Act or any state securities laws, and its Securities may not be offered, sold, pledged or otherwise transferred unless such transaction is subsequently registered thereunder or an exemption from such registration is available (which exemption the Company expressly agrees may be established as contemplated in clauses (b) and (c) of Section 5.1 hereof); (ii) any sale of its Securities made in reliance on Rule 144 under the Securities Act (or a successor rule) ("Rule 144") may be made only in accordance with the terms of Rule 144 and further, if Rule 144 is not applicable, any resale of such Securities without registration under the Securities Act under circumstances in which the seller may be deemed to be an underwriter (as that term is defined in the Securities Act) may require compliance with some other exemption under the Securities Act or the rules and regulations of the SEC thereunder in order for such resale to be allowed, and (iii) except as provided in the Registration Rights Agreement being entered into contemporaneously with this Agreement by and among the Company and the Purchasers (the “Registration Rights Agreement”), the Company is under no obligation to register the offer or sale of such Securities under the Securities Act or any state securities laws or to comply with the terms and conditions of any exemption thereunder.  Purchaser further understands that Rule 144 is currently unavailable for the resale of its Securities because the Company has been a shell company, and Rule 144 will remain unavailable until at least one year has elapsed from the time the Company files with the SEC current “Form 10 equivalent information” pertaining to the companies acquired by the Company in the Reverse Merger Transaction, which the Company agrees may occur through the filing of the  Form 8-K (as hereinafter defined).

2.7          Legends.  Purchaser understands that, subject to ARTICLE V hereof and until such time, if any, as the sale of the Securities has been registered under the Securities Act (or the Securities may be sold by Purchaser pursuant to Rule 144 (subject to and in accordance with the procedures specified in ARTICLE V hereof)), the certificates evidencing the Securities will bear a restrictive legend (the "Legend"), which will include language in substantially the following form:

THE SALE OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES. THE SECURITIES REPRESENTED HEREBY MAY NOT BE OFFERED OR SOLD OR OTHERWISE TRANSFERRED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FOR SUCH TRANSACTION UNDER APPLICABLE SECURITIES LAWS OR UNLESS OFFERED, SOLD OR TRANSFERRED PURSUANT TO AN AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THOSE LAWS OR PURSUANT TO REGULATION S.  HEDGING TRANSACTIONS INVOLVING THE SECURITIES REPRESENTED BY THIS CERTIFICATE MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH THE SECURITIES ACT.

2.8          Authorization; Enforcement.  This Agreement has been duly and validly authorized, executed and delivered on behalf of Purchaser and is a valid and binding agreement of Purchaser enforceable in accordance with its terms, except to the extent that such validity or enforceability may be subject to or affected by any bankruptcy, insolvency, reorganization, moratorium, liquidation or similar laws relating to, or affecting generally the enforcement of, creditors' rights or remedies of creditors generally, or by other equitable principles of general application.

2.9          Residency.   Purchaser is a resident of the jurisdiction set forth under Purchaser's name on the Purchaser’s Signature Page.

2.10        Short Sales Prior To the Date Hereof; Confidentiality.  Other than the transaction contemplated hereunder, Purchaser has not directly or indirectly, nor has any person acting on behalf of or pursuant to any understanding with Purchaser, executed any disposition, including short sales, in the securities of the Company during the period commencing from the time that Purchaser first received a term sheet (written or oral) from the Company or any other person setting forth the material terms of the transactions contemplated hereunder until the date hereof (the “Discussion Time”).  Other than to each Purchaser’s representatives and advisors and the other parties to this Agreement, each Purchaser has maintained the confidentiality of all disclosures of non-public information made to it in connection with this transaction (including the existence and terms of this transaction) during the Discussion Time.

2.11        No General Solicitation.  Purchaser is not purchasing the Note as a result of any advertisement, article, notice or other communication regarding the Notes published in any newspaper, magazine or similar media or broadcast over television or radio or presented at any seminar or any other general solicitation or general advertisement.

2.12       No Directed Selling Efforts.  If the Purchaser is purchasing its Note pursuant to the exemption provided by compliance with Regulation S:

(i) The Purchaser is not a U.S. Person (as defined in Regulation S), and is acquiring its Note for its own account for the purpose of investment, not for the account or benefit of any U.S. Person and not with a view to or for resale in connection with any distribution thereof or interest therein;

(ii) At the time of the Company’s offer of the Notes to the Purchaser, and the acceptance of such offer, the Purchaser was outside the United States, and no offer to acquire the Notes or otherwise to participate in the transactions contemplated by this Agreement was made to the Purchaser inside the United States; and

(iii) The Purchaser has no present plan or intention to sell the Securities in the U.S. or to a U.S. Person at any predetermined time, and is not acting as an underwriter, dealer, distributor, or other person who is participating, pursuant to a contractual arrangement, in the distribution of the Securities.

2.13        No Assurance of Return on Investment.  Purchaser realizes that the purchase of the Securities is a highly speculative investment.  Purchaser is able to bear the economic risk of the purchase of the Securities pursuant to the terms of this Agreement, to hold the Securities for an indefinite period of time and to suffer a complete loss of Purchaser’s investment.  Prior to executing this Agreement, Purchaser has reviewed carefully a copy of this Agreement and each schedule and exhibit hereto.  Purchaser has such knowledge and experience in financial and business matters that the Purchaser is capable of evaluating the merits and risks of the purchase of Securities pursuant to the terms of this Agreement and protecting the Purchaser’s interests in connection therewith.  THERE IS NO ASSURANCE THAT PURCHASER WILL RECOVER OR REALIZE ANY RETURN ON PURCHASER’S INVESTMENT IN THE SECURITIES OR THAT PURCHASER WILL NOT LOSE PURCHASER’S ENTIRE INVESTMENT IN THE COMPANY.  THERE IS NO ASSURANCE THAT THE COMPANY WILL ACHIEVE PROFITABILITY.  PURCHASER HAS READ THE RISK FACTORS CONTAINED IN THE COMPANY’S SEC DOCUMENTS AND OTHER MATERIAL PROVIDED OR MADE AVAILABLE BY THE COMPANY CAREFULLY AND CONSULTED WITH PURCHASER’S OWN ATTORNEY OR BUSINESS ADVISOR PRIOR TO MAKING ANY INVESTMENT DECISION.  PURCHASER CAN AFFORD THE RISK OF LOSS OF PURCHASER’S ENTIRE INVESTMENT IN THE COMPANY.

ARTICLE III
REPRESENTATIONS AND WARRANTIES OF THE COMPANY

Each of the Company, the BVI Company, Technic and Foshan severally (not jointly and severally) make the following representations and warranties to each Investor; provided, that, except where the context indicates otherwise, as used in this Section 3, all references to “Subsidiaries” shall mean the collective reference to the BVI Company, Technic and Foshan, as Subsidiaries of the Company. The Corporate Parties represent and warrant to each Purchaser as of the date hereof and as of the Closing that the following statements are true and correct, except as set forth on the disclosure schedules indicated below and attached hereto and except as disclosed in the SEC Documents.

3.1          Subsidiaries.  The Company’s direct and indirect subsidiaries (as defined in Rule 1-02(x) of the Regulation S-X promulgated by the Commission under the Securities Exchange Act of 1934, as amended (the “Exchange Act”)) are set forth in Schedule 3.1 (each, a “Subsidiary”).  Upon consummation of the Reverse Merger, the Company will own 100% of the share capital of the BVI Company. The BVI Company currently owns all of the shares of Technic.  Technic currently owns 100% of the share capital of Foshan.  As at the date hereof, and as at the consummation of the Reverse Merger, the outstanding shares of capital stock or similar equity interests of such Subsidiaries will have been validly issued, fully paid and nonassessable.  Upon the consummation of the Reverse Merger, such shares shall be owned (i) as to Foshan by Technic, (ii) as to Technic by the BVI Company and (iii) as to the the BVI Company by the Company.  Except as disclosed in Schedule 3.1, all of the outstanding shares of capital stock of each of the Subsidiaries are owned beneficially and of record by the Company, one of its other Subsidiaries, or any combination of the Company or one or more of its other Subsidiaries, in each case free and clear of any liens, charges, restrictions, claims or encumbrances of any nature whatsoever (collectively, “Liens”); and there are no outstanding subscriptions, warrants, options, convertible securities, or other rights (contingent or other) pursuant to which any of the Subsidiaries is or may become obligated to issue any shares of its capital stock to any person other than the Company or one of the other Subsidiaries.  All the issued and outstanding shares of capital stock of each subsidiary are validly issued and are fully paid, non-assessable and free of preemptive and similar rights.  The capitalization of each Subsidiary is set forth on Schedule 3.1 hereof.

3.2          Organization and Qualification.   The Company and each of its Subsidiaries are duly incorporated or otherwise organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation or organization (as applicable), with the requisite power and authority to own and use its properties and assets and to carry on its business as currently conducted.  Neither the Company nor any Subsidiary is in violation of any of the provisions of its respective certificate or articles of incorporation, bylaws or other organizational or charter documents.  The Company and each Subsidiary are duly qualified to conduct its respective businesses and are in good standing as a foreign corporation or other entity in each jurisdiction in which the nature of the business conducted or property owned by it makes such qualification necessary, except where the failure to be so qualified or in good standing, as the case may be, could not, individually or in the aggregate, have or reasonably be expected to result in a Material Adverse Effect.  "Material Adverse Effect" means any effect which, individually or in the aggregate with all other effects, reasonably would be expected to be materially adverse to the business, operations, properties, financial condition, operating results or prospects of the Company or its Subsidiaries, taken as a whole, or on the transactions contemplated hereby.

3.3          Authorization; Enforcement.  (a) The Company has the requisite corporate power and authority to enter into and perform its obligations under the Transaction Documents, and to issue, sell and perform its obligations with respect to the Securities in accordance with the terms hereof and thereof and in accordance with the terms and conditions of the Securities; (b) the execution, delivery and performance of the Transaction Documents by the Company and the consummation by it of the transactions contemplated hereby and thereby (including, without limitation, the issuance of the Notes and the other Securities) have been duly authorized by all necessary corporate action and no further consent or authorization of the Company, its board of directors, or its stockholders or any other person or entity is required with respect to any of the transactions contemplated hereby or thereby; (c) this Agreement has been, and at the Closing the Notes will be, duly executed and delivered by the Company; and (d) this Agreement constitutes, and when issued pursuant to the terms of this Agreement, the Notes and the Warrants will constitute, legal, valid and binding obligations of the Company, enforceable against the Company in accordance with their respective terms, except (i) to the extent that such validity or enforceability may be subject to or affected by any bankruptcy, insolvency, reorganization, moratorium, liquidation or similar laws relating to, or affecting generally the enforcement of, creditors' rights or remedies of creditors generally, or by other equitable principles of general application, and (ii) as rights to indemnity under this Agreement may be limited by federal or state securities laws.

3.4          Capitalization.  The capitalization of the Corporate Parties are set forth on Schedule 3.4 hereof.  All of outstanding shares of capital stock of the Company have been, or upon issuance will be, validly issued, fully paid and nonassessable.  No shares of capital stock of the Company (including the Common Stock, the Conversion Securities and the Warrant Shares) are subject to preemptive rights or any other similar rights of the stockholders of the Company or any Liens enforceable against the Company.  Except as disclosed in Schedule 3.4 hereof, (i) there are no outstanding options, warrants, scrip, rights to subscribe for, calls or commitments of any character whatsoever relating to, or securities or rights convertible into or exercisable or exchangeable for, any shares of capital stock of the Company, or contracts, commitments, understandings or arrangements by which the Company is or may become bound to issue additional shares of capital stock of the Company and (ii) issuance of the Securities will not trigger anti-dilution rights for any other outstanding or authorized securities of the Company.  The Company has made available to Purchaser true and correct copies of the Company's Certificate of Incorporation, as amended ("Certificate of Incorporation"), and the Company's By-laws, as amended (the "By-laws").  The Company has set forth on Schedule 3.4 hereof all instruments and agreements (other than the Certificate of Incorporation and By-laws) governing securities convertible into or exercisable or exchangeable for any class of its Common Stock (and the Company shall provide to each Purchaser copies thereof upon the request of such Purchaser).

3.5          No Conflicts.  The execution, delivery and performance of the Transaction Documents by the Company, and the consummation by the Company of the transactions contemplated hereby and thereby (including, without limitation, the issuance and reservation for issuance, as applicable, of the Securities) do not and will not (a) result in a violation of the Certificate of Incorporation or By-laws or (b) conflict with, or constitute a default (or an event which, with notice or lapse of time or both, would become a default) under or a breach of, or give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, indenture or instrument to which the Company or any Subsidiary is a party, or result in a violation of any law, rule, regulation, order, judgment or decree (including U.S. federal and state securities laws) applicable to the Company or any Subsidiary or by which any property or asset of the Company or any Subsidiary is bound or affected.  Neither the Company nor any Subsidiary is in default (and no event has occurred which has not been waived which, with notice or lapse of time or both, could reasonably be expected to put the Company or any Subsidiary in default) under or breach of, nor has there occurred any event giving others (with notice or lapse of time or both) any rights of termination, amendment, acceleration or cancellation of, any material agreement, indenture or instrument to which the Company or such Subsidiary is a party.  The business of the Company and each Subsidiary has been conducted, is being conducted, and shall be conducted so long as a Purchaser owns any of the Securities, in compliance in all material respects with all applicable laws, ordinances and regulations.  The businesses of the Corporate Parties, if any, are not being conducted in violation of any law, ordinance or regulation of any governmental entity material to the business of such Corporate Parties.  Except as specifically contemplated by this Agreement and as required under the Securities Act and any applicable laws of the People’s Republic of China, neither the Company nor its Subsidiaries is required to obtain any consent, authorization or order of, or make any filing or registration with, any court, governmental agency, regulatory agency, self regulatory organization or stock market or any third party, in order for the execution, delivery or performance of any of its obligations under this Agreement and the other Transaction Documents in accordance with the terms hereof or thereof, or to issue and sell the Notes and the Warrants in accordance with the terms hereof and to issue the Conversion Securities on conversion of the Notes and/or the Warrant Shares upon exercise of the Warrants.

3.6          Consents.  The execution, delivery and performance by the Company of the Transaction Documents and the offer, issuance and sale of the Securities require no consent or authorization of, action by or in respect of, or filing or registration with, any person, entity, governmental body, agency, or official other than (i) filings that have been made pursuant to applicable state securities laws, (ii) post-sale filings pursuant to applicable state and federal securities laws, (iii) filings with FINRA and (iv) any filings  required under the Registration Rights Agreement.

3.7          SEC Documents; Financial Statements.

(a)            Since January 10, 2008, the Company has filed the SEC Documents required to be filed by it with the SEC pursuant to the reporting requirements of the Exchange Act and is a fully-reporting company under Section 12(g) of the Exchange Act.  As of their respective dates, the SEC Documents complied in all material respects with the requirements of the Exchange Act and the rules and regulations of the SEC promulgated thereunder applicable to the SEC Documents, and none of the SEC Documents, at the time they were filed with the SEC, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.  None of the statements made in any of the SEC Documents which is required to be updated or amended under applicable law has not been so updated or amended.   The financial statements of the Company included in the SEC Documents comply as to form in all material respects with applicable accounting requirements and the published rules and regulations of the SEC or other applicable rules and regulations with respect thereto.  Such financial statements have been prepared in accordance with U.S. generally accepted accounting principles, consistently applied, and the rules and regulations of the SEC during the periods involved (except (i) as may be otherwise indicated in such financial statements or the notes thereto, or (ii) in the case of unaudited interim statements, to the extent they do not include footnotes or are condensed or summary statements) and present accurately and completely the financial position of the Company as of the dates thereof and the results of its operations and cash flows for the periods then ended (subject, in the case of unaudited statements, to normal year-end audit adjustments).  To the Company’s knowledge, the SEC Documents contain a complete and accurate list of all material undischarged written or oral contracts, agreements, leases or other instruments to which the Company or a Subsidiary is a party or by which the Company or a Subsidiary is bound or to which any of the properties or assets of the Company or a Subsidiary is subject (each, a "Contract"), a copy of which would be required to be filed with the SEC as an exhibit to a registration statement on Form S-3 or applicable form  if the Company or any subsidiary were registering securities under the Securities Act.  None of the Company, any Subsidiary, or, to the Company's knowledge, any of the other parties thereto, is in breach or violation of any Contract.

(b)            A true and complete copy of the consolidated financial statements of Technic as of and for the fiscal years ended September 30, 2009 and 2008 and the related notes thereto (the “Technic Financial Statements”) and the unaudited proforma condensed consolidated financial statements of the Company and its Subsidiaries and the related notes thereto (the “Pro Forma Statements” and, together with the Technic Financial Statements, the “Financial Statements”), each as to be included in the Form 8-K to be filed with the SEC within four Business Days of the date of this Agreement (the “Form 8-K”), are attached hereto in Schedule 3.7(b).  The Financial Statements have been prepared in accordance with U.S. generally accepted accounting principles, consistently applied, and the rules and regulations of the SEC during the periods involved (except as may be otherwise indicated in such financial statements or the notes thereto).  The Technic Financial Statements present accurately and completely the consolidated financial position of Technic as of the dates thereof and the results of its operations and cash flows for the periods then ended.  Except as set forth, in a manner clearly evident to a sophisticated, accredited or institutional investor, in the Financial Statements, neither the Company nor any of its Subsidiaries has liabilities, contingent or otherwise, other than (i) liabilities incurred in the ordinary course of business consistent with past practice subsequent to the date of such Financial Statements that, individually and in the aggregate, are not material to its business; and (ii) obligations under contracts and commitments (other than for breaches thereof) incurred in the ordinary course of business consistent with past practice and not required under generally accepted accounting principles to be reflected in the Financial Statements.  No event, occurrence or condition exists which, with the lapse of time, the giving of notice, or both, could become a default by the Company or any Subsidiary which could reasonably be expected to have a Material Adverse Effect.

3.8          Absence of Certain Changes.  Since September 30, 2009, or otherwise included in the Financial Statements, there has been no material adverse change and no material adverse development in the business, properties, operations, financial condition, results of operations or prospects of  the Company or any of its Subsidiaries.

3.9          Absence of Litigation.  Except as disclosed in Schedule 3.9 hereof  or as disclosed in the SEC Documents, there is no action, suit, proceeding, inquiry or investigation before or by any court, public board, government agency, or self-regulatory organization or body pending or, to the Company's knowledge, threatened against or affecting the Company, any Subsidiary or any of their respective directors or officers in their capacities as such.  There are no facts known to the Company which, if known by a potential claimant or governmental authority, could reasonably be expected to give rise to a claim or proceeding which, if asserted or conducted with results unfavorable to the Company or a Subsidiary could reasonably be expected to have a Material Adverse Effect.

3.10        Tax Matters.  Except as set forth on Schedule 3.10 attached hereto, the Company and each Subsidiary has timely prepared and filed all tax returns required to have been filed by the Company and such Subsidiary with all appropriate governmental agencies and timely paid all taxes shown thereon or otherwise owed by it.  The charges, accruals and reserves on the books of the Company and each Subsidiary in respect of taxes for all fiscal periods are adequate in all material respects, and there are no material unpaid assessments against the Company or any Subsidiary nor, to the Company's knowledge, any basis for the assessment of any additional taxes, penalties or interest for any fiscal period or audits by any federal, state or local taxing authority except for any assessment which is not material to the Company or such Subsidiary.  All taxes and other assessments and levies that the Company or any Subsidiary is required to withhold or to collect for payment have been duly withheld and collected and paid to the proper governmental entity or third party when due.  There are no tax Liens or claims pending or, to the Company's knowledge, threatened against the Company or any Subsidiary or any of their respective assets or property.  There are no outstanding tax sharing agreements or other such arrangements between the Company or any Subsidiary on the one hand, and any other corporation or entity on the other hand.

3.11        Transactions with Affiliates.  Except as disclosed in Schedule  3.11 or the SEC Documents, none of the officers or directors of the Company or any Subsidiary and, to the Company's knowledge, none of the employees of the Company or any Subsidiary is presently a party to any transaction with the Company or any Subsidiary (other than as holders of stock options and/or warrants, and for customary services as employees, officers, and directors), including any contract, agreement or other arrangement providing for the furnishing of services to or by, providing for rental of real or personal property to or from, or otherwise requiring payments to or from any officer, director or such employee or, to the Company's knowledge, any entity in which any officer, director, or any such employee has a substantial interest or is an officer, director, trustee or partner.

3.12        Patents and Trademarks.  Schedule 3.12 sets forth all of the patents, patent applications, trademarks, trademark applications, service marks, trade names, copyrights, licenses and other similar rights that the Company and its Subsidiaries owns or has the rights to use (collectively, the “Intellectual Property Rights”).  The Intellectual Property Rights constitute all of the patents, patent applications, trademarks, trademark applications, service marks, trade names, copyrights, licenses and other similar rights that are necessary for use by the Company and its Subsidiaries in connection with their respective businesses.  The Intellectual Property Rights do not violate or infringe upon the rights of any person or entity.  Except as set forth in Schedule 3.12, all such Intellectual Property Rights are enforceable and, to the knowledge of the Company and its Subsidiaries, there is no existing infringement by another person or entity of any of the Intellectual Property Rights.  The Intellectual Property Rights and the owner thereof or agreement through which they are licensed to any of the Company or its Subsidiaries are set forth on Schedule 3.12.   By the Closing, Foshan shall have granted the Company an irrevocable, exclusive, royalty-free license on all Intellectual Property Rights that are registered to or owned by Foshan or its predecessor.

3.13        Disclosure.  No information relating to or concerning the Company or any Subsidiary set forth in this Agreement or any of the other Transaction Documents contains an untrue statement of a material fact.  No information relating to or concerning the Company set forth in any of the SEC Documents contains a statement of material fact that was untrue as of the date such SEC Document was filed with the SEC.  The Company has not omitted to state a material fact necessary in order to make the statements made herein or in any of the other Transaction Documents, in light of the circumstances under which they were made, not misleading.  Except for the execution and performance of the Transaction Documents, no material fact (within the meaning of the federal securities laws of the United States and of applicable state securities laws) exists with respect to the Company or any of its Subsidiaries which has not been publicly disclosed (or will be publicly disclosed in the Form 8-K).

3.14        No General Solicitation.  Neither the Company nor to the Company’s knowledge any distributor participating on the Company's behalf in the transactions contemplated hereby (if any) nor any person acting for the Company, or to the Company’s knowledge any such distributor, has conducted any "general solicitation," as described in Rule 502(c) under Regulation D, or any “directed selling efforts” in the United States, as defined in Regulation S, with respect to any of the Securities being offered hereby.

3.15        No Integrated Offering.  Neither the Company, nor any of its affiliates, nor any person acting on its or their behalf, has directly or indirectly made any offers or sales of any security or solicited any offers to buy any security under circumstances that would prevent the parties hereto from consummating the transactions contemplated hereby pursuant to an exemption from registration under the Securities Act pursuant to the provisions of Regulation D.  The transactions contemplated hereby are exempt from the registration requirements of the Securities Act, assuming the accuracy of the representations and warranties herein contained of each Purchaser.

3.16        No Brokers.  Except with respect to the Placement Agent, the Company has taken no action which would give rise to any claim by any person for brokerage commissions, finder's fees or similar payments by any Purchaser relating to this Agreement or the transactions contemplated hereby.

3.17        Subsidiaries and Other Interests.  Except for the Subsidiaries, the Company does not (a) own of record or beneficially, directly or indirectly (or have any obligation, right or option to acquire) (i) any shares of capital stock or securities exercisable for or convertible into capital stock of any other entity, or (ii) any participating, proprietary, or equity interest in any partnership, limited liability company, joint venture or other entity, or (b) control, directly or indirectly, through the ownership of voting securities, by contract or credit arrangement, as trustee or executor, or otherwise, any other entity.

3.18        Additional PRC Representations and Warranties.

(a)                     All material consents, approvals, authorizations or licenses requisite under People’s Republic of China (“PRC”) law for the due and proper establishment and operation of Foshan have been duly obtained from the relevant PRC governmental authorities and are in full force and effect.

(b)                     All material filings and registrations with the PRC governmental authorities required in respect of Foshan and its operations including, without limitation, the registration with the Ministry of Commerce, the State Administration of Industry and Commerce, the State Administration for Foreign Exchange, tax bureau and customs authorities have been duly completed in accordance with the relevant PRC rules and regulations.

(c)                     Foshan has complied with all relevant PRC laws and regulations regarding the contribution and payment of its registered share capital, the payment schedule of which has been approved by the relevant PRC governmental authorities.  There are no outstanding rights of, or commitments made by, Foshan to sell any of  its equity interests.

(d)                    Foshan is not in receipt of any letter or notice from any relevant PRC governmental authority notifying it of the revocation, or otherwise questioning the validity, of any material licenses or qualifications issued to it or any material subsidy granted to it by any PRC governmental authority for non-compliance with the terms thereof or with applicable PRC laws, or the need for compliance or remedial actions in respect of the activities carried out by Foshan.

(e)                     Foshan has conducted its business activities within its permitted scope of business or has otherwise operated its businesses in material compliance with all relevant legal requirements and with all requisite licenses and approvals granted by competent PRC governmental authorities.  As to licenses, approvals and government grants and concessions requisite or material for the conduct of any part of Foshan’s business which is subject to periodic renewal, Foshan has no knowledge of any grounds on which such requisite renewals will not be granted by the relevant PRC governmental authorities.

(f)                     With regard to employment and staff or labor, Foshan has complied with all applicable PRC laws and regulations in all material respects, including without limitation, laws and regulations pertaining to welfare funds, social benefits, medical benefits, insurance, retirement benefits, pensions or the like.

3.19        Subsidiary Contracts.  Schedule 3.19 sets forth a complete and accurate list of all material undischarged written or oral contracts, agreements, leases or other instruments to which a Subsidiary is a party or by which a Subsidiary is bound or to which any of the properties or assets of a Subsidiary is subject (each, a “Subsidiary Contract”).  Each Subsidiary Contract is valid, binding, and enforceable in accordance with it terms, and no Subsidiary or, to the Company’s knowledge, any other party to such Subsidiary Contract is in breach or violation of any Subsidiary Contract.

3.20        Title to and Condition of Properties.  The Company and each Subsidiary owns (with good and marketable title in the case of real property), or holds under valid leases or other rights to use, all real property, plants, machinery and equipment necessary for the conduct of its business as presently conducted, free and clear of all Liens.  All material items of tangible personal property used in the operation of such business are in satisfactory condition and repair, ordinary wear and tear excepted.

3.21        Issuance of Shares.  The Notes and the Warrants to be issued at the Closing have been duly authorized by all necessary corporate action and the Conversion Securities, when paid for or issued in accordance with the terms hereof, shall be validly issued and outstanding, fully paid and nonassessable and entitled to the rights and preferences of such securities.  When the Conversion Securities and the Warrant Shares are issued in accordance with their respective terms such shares will be duly authorized by all necessary corporate action and validly issued and outstanding, fully paid and nonassessable, and the holders shall be entitled to all rights accorded to a holder of Common Stock

3.22        Foreign Corrupt Practices; Foreign Assets Control Regulations.  Neither the sale of the Securities hereunder nor the Company’s use of the proceeds thereof will violate the Trading with the Enemy Act, as amended, or any foreign assets control regulations of the United States Treasury Department (31 CFR Subtitle B, Chapter V, as amended) or any enabling legislation or executive order relating therefrom.  None of the Corporate Parties nor any director or senior officer of any of the Corporate Parties is a Person named on the U.S. Treasury Department’s Office of Foreign Assets Control (“OFAC”) list, nor is a Person prohibited under the OFAC programs.

3.23        Solvency.  Each of the Corporate Parties (after giving effect to the transactions contemplated by this Agreement) is solvent (i.e., its assets have a fair market value in excess of the amount required to pay its probable liabilities on its existing debts as they become absolute and matured).  Each of the Corporate Parties (after giving effect to the transactions contemplated by this Agreement) has the ability to pay its debts from time to time incurred in connection therewith as such debts mature.

3.24        Public Utility Holding Company Act and Investment Company Act Status.  The Company is not a “holding company” or a “public utility company” as such terms are defined in the Public Utility Holding Company Act of 1935, as amended.  The Company is not, and as a result of and immediately upon the Closing will not be, an “investment company” or a company “controlled” by an “investment company,” within the meaning of the Investment Company Act of 1940, as amended.

3.25        Independent Nature of Purchasers.  The Company acknowledges that the obligations of each Purchaser under the Transaction Documents are several and not joint with the obligations of any other Purchaser, and no Purchaser shall be responsible in any way for the performance of the obligations of any other Purchaser under the Transaction Documents.  The Company acknowledges that the decision of each Purchaser to purchase securities pursuant to this Agreement has been made by such Purchaser independently of any other purchase and independently of any information, materials, statements or opinions as to the business, affairs, operations, assets, properties, liabilities, results of operations, condition (financial or otherwise) or prospects of the Company or of its Subsidiaries which may have made or given by any other Purchaser or by any agent or employee of any other Purchaser, and no Purchaser or any of its agents or employees shall have any liability to any Purchaser (or any other person) relating to or arising from any such information, materials, statements or opinions.  The Company acknowledges that nothing contained herein, or in any Transaction Document, and no action taken by any Purchaser pursuant hereto or thereto, shall be deemed to constitute the Purchasers as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Purchasers are in any way acting in concert or as a group with respect to such obligations or the transactions contemplated by the Transaction Documents.  The Company acknowledges that each Purchaser shall be entitled to independently protect and enforce its rights, including without limitation, the rights arising out of this Agreement or out of the other Transaction Documents, and it shall not be necessary for any other Purchaser to be joined as an additional party in any proceeding for such purpose.  The Company acknowledges that for reasons of administrative convenience only, the Transaction Documents have been prepared by counsel for one of the Purchasers and such counsel does not represent all of the Purchasers but only such Purchaser and the other Purchasers have retained their own individual counsel with respect to the transactions contemplated hereby.  The Company acknowledges that it has elected to provide all Purchasers with the same terms and Transaction Documents for the convenience of the Company and not because it was required or requested to do so by the Purchasers.  The Company acknowledges that such procedure with respect to the Transaction Documents in no way creates a presumption that the Purchasers are in any way acting in concert or as a group with respect to the Transaction Documents or the transactions contemplated hereby or thereby.

3.26       Dilutive Effect.  The Company understands and acknowledges that its obligation to issue Conversion Securities upon conversion of the Notes in accordance with this Agreement and its obligations to issue the Warrant Shares upon the exercise of the Warrants in accordance with this Agreement and the Warrants, is, in each case, absolute and unconditional regardless of the dilutive effect that such issuance may have on the ownership interest of other stockholders of the Company.

3.27        No Undisclosed Liabilities.  Neither the Company nor any of its subsidiaries has any liabilities, obligations, claims or losses (whether liquidated or unliquidated, secured or unsecured, absolute, accrued, contingent or otherwise) other than those incurred in the ordinary course of the Company’s or its subsidiaries respective businesses since September 30, 2009 and which, individually or in the aggregate, do not or would not have a Material Adverse Effect on the Company or its subsidiaries.

3.28        No Undisclosed Events or Circumstances.  No event or circumstance has occurred or exists with respect to the Company or its subsidiaries or their respective businesses, properties, prospects, operations or financial condition, which, under applicable law, rule or regulation, requires public disclosure or announcement by the Company but which has not been so publicly announced or disclosed.

ARTICLE IV
COVENANTS AND AGREEMENTS

4.1          Reasonable Efforts.  The parties shall use their commercially reasonable efforts to timely satisfy each of the conditions described in ARTICLES VI and VII of this Agreement.

4.2          Securities Laws; Disclosure; Press Release.  The Company agrees to file a Form D with respect to the Securities with the SEC as required under Regulation D within fifteen (15) days of the Closing Date. The Company shall, on or prior to the date of Closing, take such action as is necessary to sell the Securities to each Purchaser under applicable securities laws.  The Company agrees to file the Form 8-K disclosing this Agreement and the transactions contemplated hereby with the SEC within four (4) Business Days following the date of consummation of the Reverse Merger Transaction.  The Company and the Placement Agent shall consult with each other in connection with the Form 8-K, and in issuing any press releases with respect to the transactions contemplated hereby, and no Purchaser shall issue any such press release or otherwise make any such public statement without the prior written consent of the Company, which consent shall not unreasonably be withheld, except if such disclosure is required by law, in which case the disclosing party shall promptly provide the other party with prior notice of such public statement or communication.  For purposes of this Agreement, “Business Day” means any day other than a Saturday, a Sunday or a day on which banks in the City of New York are required or authorized by law to be closed.

4.3          Reporting Status.  So long as any Purchaser beneficially owns any of the Securities, the Company shall use commercially reasonable efforts to timely file all reports required to be filed with the SEC pursuant to the Exchange Act, and the Company shall not voluntarily terminate its status as an issuer required to file reports under the Exchange Act even if the Exchange Act or the rules and regulations thereunder would permit such termination.

4.4          Reservation of Common Stock. The Company shall take all action necessary to at all times have authorized, and reserved for the purpose of issuance, a sufficient number of the shares of its authorized Common Stock for the issuance upon conversion of all of the Notes (if applicable) and the exercise of all of the Warrants.

4.5          Use of Proceeds.  The Company will use the proceeds from the sale of the Notes for the following purposes: (a) payment of fees and expenses in connection with the transactions contemplated hereby, including interest on the Notes, and (b) general operating purposes and not to redeem any Common Stock or securities convertible, exercisable or exchangeable into Common Stock or to settle any outstanding litigation.

4.6          Corporate Existence.  So long as any Purchaser beneficially owns any Securities, the Company shall maintain its corporate existence, except in the event of a merger, consolidation or sale of all or substantially all of the Company's assets, as long as the surviving or successor entity in such transaction assumes, in writing, the Company's obligations hereunder and under the agreements and instruments entered into in connection herewith.

4.7          Notice of Event of Default.  Upon the occurrence of each Event of Default (as defined in the Notes), the Company shall (i) notify the Purchasers of the nature of such Event of Default as soon as practicable (but in no event later than one Business Day after the Company becomes aware of such Event of Default), and (ii) not later than two Business Days after delivering such notice to the Purchasers, issue a press release disclosing such Event of Default and take such other actions as may be necessary to ensure that none of the Purchasers are in the possession of material, nonpublic information as a result of receiving such notice from the Company.

4.8          No Senior Indebtedness.  Until each Note has been fully repaid, the Company covenants that, without the prior unanimous approval of the holders of the outstanding Notes, the Company will not incur any indebtedness which by its terms is senior in right of payment of principal or interest to the Notes.

4.9          Warrants.  Concurrently with the issuance of the Notes hereunder, the Company shall issue to each Purchaser a warrant in form attached hereto as Exhibit B (the “Warrant”).

4.10        Non-Recourse Guaranty; Security for Guaranty.  (a) The repayment of all indebtedness and obligations under the Notes shall be guaranteed by the shareholders set forth on Exhibit C (the “Management Shareholders”) pursuant to a Non-Recourse Guaranty substantially in the form of Exhibit D attached hereto (the “Non-Recourse Guaranty”).  The Management Shareholders’ obligations under the Non-Recourse Guaranty shall be secured by a pledge by the Management Shareholders of the number of shares of Common Stock set forth opposite their names on Exhibit C, to be held by The Law Offices of Louis E. Taubman, PC, a member of Leser, Hunter, Taubman & Taubman, as collateral agent for the Noteholders (the “Collateral Agent”).  The pledge shall be made pursuant to a Stock Pledge Agreement in the form of Exhibit E attached hereto (the “Stock Pledge Agreement”).

(b)   At the Closing, the Company shall deposit an aggregate of $200,000 in escrow with Interwest Transfer Company, as escrow agent (the “Escrow Agent”), under the Escrow Agreement

4.11        Board Seat, etc.  From and after the Closing and for as long as any of the Notes are outstanding, the Purchasers shall have the right to designate Technic’s Corporate Secretary (the “Noteholder Designee”) with full authority to access the bank accounts of Technic and Foshan upon the occurrence of, and during the continuance of, an Event of Default (as defined in the Notes).  The Company and Foshan shall, prior to the Closing, take all measures reasonably necessary and shall execute all documents required under PRC law to appoint such Noteholder Designee and and afford him/her such rights.  From and after the Closing and for as long as any of the Notes are outstanding, the Company and Foshan shall take all measures reasonably necessary and shall execute all documents required to cause the Noteholder Designee to be appointed to each of the Corporate Parties’ Board of Directors.

4.12        No Hedging Transactions, etc.  Each Purchaser covenants that it will not knowingly make any sale, transfer, or other disposition of the Notes, or engage in hedging transactions with respect to the Notes, in violation of the Securities Act (including Regulation S), the Securities Exchange Act of 1934, as amended, or the rules and regulations promulgated under either of the foregoing.

4.13        Compliance with Laws.  The Company shall comply, and cause each Subsidiary to comply, with all applicable laws, rules, regulations and orders, noncompliance with which could have a Material Adverse Effect.

4.14        Keeping of Records and Books of Account.  The Company shall keep and cause each Subsidiary to keep adequate records and books of account, in which complete entries will be made in accordance with GAAP consistently applied, reflecting all financial transactions of the Company and its subsidiaries, and in which, for each fiscal year, all proper reserves for depreciation, depletion, obsolescence, amortization, taxes, bad debts and other purposes in connection with its business shall be made.

4.15        Other Agreements.  The Company shall not enter into any agreement in which the terms of such agreement would restrict or impair the right or ability to perform of the Company or any subsidiary under any Transaction Document.

4.16        Registration and Listing.  The Company shall cause its Common Stock to continue to be registered under Sections 12(b) or 12(g) of the Exchange Act, to comply in all respects with its reporting and filing obligations under the Exchange Act and to not take any action or file any document (whether or not permitted by the Securities Act or the rules promulgated thereunder) to terminate or suspend such registration or to terminate or suspend its reporting and filing obligations under the Exchange Act or Securities Act, except as permitted herein.  When available and subject to the terms of the Transaction Documents, the Company further covenants that it will take such further action as the Purchasers may reasonably request, all to the extent required from time to time to enable the Purchasers to sell the Shares without registration under the Securities Act within the limitation of the exemptions provided by Rule 144 promulgated under the Securities Act.  Upon the request of the Purchasers, the Company shall deliver to the Purchasers a written certification of a duly authorized officer as to whether it has complied with such requirements.

4.17        Disclosure of Material Information.  The Company covenants and agrees that neither it nor any other person acting on its behalf has provided or will provide any Purchaser or its agents or counsel with any information that the Company believes constitutes material non-public information, unless prior thereto such Purchaser shall have executed a written agreement regarding the confidentiality and use of such information.  The Company understands and confirms that each Purchaser shall be relying on the foregoing representations in effecting transactions in securities of the Company.

4.18    No Loans or Advances.  Except for loans and advances outstanding as of the Closing Date, the Company and its Subsidiaries (direct or indirect) will not make any loans, advances or other extensions of credit to the executive officers or directors of the Company, any Subsidiary or any family member or Affiliate of any of such executive officers or directors.

ARTICLE V
LEGEND REMOVAL, TRANSFER, CERTAIN SALES, ADDITIONAL SHARES

5.1          Removal of Legend.  The Legend shall be removed and the Company shall issue a certificate without such Legend to the holder of any Security upon which it is stamped, and a certificate for a Security shall be originally issued without the Legend, if (a) the sale of such Security is registered under the Securities Act, (b) such holder provides the Company with an opinion of counsel, in form, substance and scope customary for opinions of counsel in comparable transactions and reasonably satisfactory to the Company and its counsel (the reasonable cost of which shall be borne by the Company if such sale takes place within twelve months after the date of the Closing and neither an effective registration statement under the Securities Act or Rule 144 is available in connection with such sale) to the effect that a public sale or transfer of such Security may be made without registration under the Securities Act pursuant to an exemption from such registration requirements or (c) such Security can be sold pursuant to Rule 144 and the holder provides the Company with reasonable assurances that the Security can be so sold without restriction.  The Company may not make any notation on its records or give instructions to any transfer agent of the Company that enlarge the restrictions on transfer set forth in this Section.  Each Purchaser agrees to sell all Securities, including those represented by a certificate(s) from which the Legend has been removed, or which were originally issued without the Legend, in compliance with registration requirements of the Securities Act (including Regulation S) or an exemption therefrom, and understands and acknowledges that the Company shall refuse to register the transfer of the Securities in the absence of such compliance.  In the event the Legend is removed from any Security or any Security is issued without the Legend, and the Security is to be disposed of other than pursuant to a registration statement or pursuant to Rule 144, then prior to, and as a condition to, such disposition such Security shall be relegended as provided herein in connection with any disposition if the subsequent transfer thereof would be restricted under the Securities Act.  Also, in the event the Legend is removed from any Security or any Security is issued without the Legend and thereafter the effectiveness of a registration statement covering the resale of such Security is suspended or the Company determines that a supplement or amendment thereto is required by applicable securities laws, then upon reasonable advance notice to Purchaser holding such Security, the Company may require that the Legend be placed on any such Security that cannot then be sold pursuant to an effective registration statement or Rule 144 or with respect to which the opinion referred to in clause (b) above has not been rendered, which Legend shall be removed when such Security may be sold pursuant to an effective registration statement or Rule 144 or such holder provides the opinion with respect thereto described in clause (b) above.

5.2          Transfer Agent Instructions.  The Company agrees that at such time as the Legend is no longer required under  Section 5.1, it will, no later than three (3) Business Days following the delivery by a Purchaser to the Company or the Company's transfer agent of a certificate representing Securities issued with a restrictive legend (such date, the "Legend Removal Date"), deliver or cause to be delivered to such Purchaser a certificate representing such Securities that is free from all restrictive and other legends, registered in the name of each Purchaser or its nominee for the Securities.  The Company covenants that no instruction other than such instructions referred to in this ARTICLE V, and stop transfer instructions to give effect to Section 2.6 hereof, will be given by the Company to its transfer agent, and that the Securities shall otherwise be freely transferable on the books and records of the Company.  Nothing in this Section shall affect in any way each Purchaser's obligations and agreement set forth in Section 5.1 hereof to resell the Securities in compliance with applicable securities laws.  If, in connection with the transfer of Securities, (a) a Purchaser provides the Company with an opinion of counsel, which opinion of counsel shall be in form, substance and scope customary for opinions of counsel in comparable transactions and reasonably satisfactory to the Company and its counsel (the reasonable cost of which shall be borne by the Company if, within six months after the date of the Closing, neither an effective registration statement under the Securities Act or Rule 144 is available in connection with such transfer), to the effect that the Securities to be transferred may be transferred pursuant to an exemption from registration or (b) a Purchaser transfers Securities to an affiliate which is an accredited investor (within the meaning of Regulation D) and which delivers to the Company in written form the same representations, warranties and covenants made by the Purchasers hereunder or pursuant to Rule 144, the Company shall permit the transfer, and, in the case of the Warrant Shares, promptly instruct its transfer agent to issue one or more certificates in such name and in such denomination as specified by such Purchaser.  The Company acknowledges that a breach by it of its obligations hereunder will cause irreparable harm to a Purchaser by vitiating the intent and purpose of the transaction contemplated hereby.  Accordingly, the Company acknowledges that the remedy at law for a breach of its obligations under this ARTICLE V will be inadequate and agrees, in the event of a breach or threatened breach by the Company of the provisions of this ARTICLE V, that a Purchaser shall be entitled, in addition to all other available remedies to an injunction restraining any breach and requiring immediate issuance and transfer, without the necessity of showing economic loss or special damages and without any bond or other security being required.

ARTICLE VI
CONDITIONS TO THE COMPANY'S OBLIGATION TO SELL

6.1          Conditions to the Company's Obligation to Sell.  The obligation of the Company hereunder to issue and sell the Notes to a Purchaser at the Closing is subject to the satisfaction, as of the date of the Closing and with respect to such Purchaser, of each of the following conditions, provided that these conditions are for the Company's sole benefit and may be waived by the Company at any time in its sole discretion:

(i)                            Such Purchaser shall have fully completed, executed and delivered the Purchaser’s Signature Page;

(ii)                           Such Purchaser shall have remitted the Purchase Price set forth opposite the name of such Purchaser on Schedule 1 hereto to the Escrow Agent;

(iii)                          The representations and warranties of such Purchaser shall be true and correct as of the date when made and as of the Closing with the same force and effect as though such representations and warranties had been made on and as of the date of Closing (except for representations and warranties that speak as of a specific date), and such Purchaser shall have performed, satisfied and complied in all material respects with the covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by such Purchaser at or prior to the Closing;

(iv)                          The Company shall have received from such Purchaser a fully completed Investor Questionnaire, and must have found the contents of such questionnaire to be reasonably satisfactory in the Company’s sole discretion; and

(v)                           No statute, rule, regulation, executive order, decree, ruling or injunction shall have been enacted, entered, promulgated or endorsed by any court or governmental authority of competent jurisdiction or any self-regulatory organization having authority over the matters contemplated hereby which restricts or prohibits the consummation of any of the transactions contemplated by this Agreement or the other Transaction Documents.

ARTICLE VII
CONDITIONS TO EACH PURCHASER'S OBLIGATION TO PURCHASE

7.1          The obligation of each Purchaser hereunder to purchase the Note to be purchased by it on the date of the Closing is subject to the satisfaction of each of the following conditions, provided that these conditions are for each Purchaser's sole benefit and may be waived by such Purchaser at any time in such Purchaser's sole discretion:

(i)                            The Company shall have delivered to the Purchaser a Note in the principal amount of the Purchase Price paid by such Purchaser, and a Warrant registered in the name of the Purchaser;

(ii)                           The representations and warranties of the Company shall be true and correct in all material respects as of the date when made and as of the Closing with the same force and effect as though such representations and warranties had been made on and as of the date of Closing, and the Company shall have performed, satisfied and complied in all material respects with the covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by the Company at or prior to the Closing;

(iii)                          No statute, rule, regulation, executive order, decree, ruling or injunction shall have been enacted, entered, promulgated or endorsed by any court or governmental authority of competent jurisdiction or any self-regulatory organization having authority over the matters contemplated hereby which prohibits the consummation of any of the transactions contemplated by this Agreement or the other Transaction Documents;

(iv)                          The Management Shareholders shall have executed and delivered to the Purchasers the Non-Recourse Guaranty and the Stock Pledge Agreement, and delivered the shares of the Common Stock being pledged by them pursuant to the Stock Pledge Agreement to the Collateral Agent;

(v)                           The Company and each of the Management Shareholders shall have executed and delivered to the Purchasers at the Closing a voting agreement substantially in the form of Exhibit G attached hereto (the “Voting Agreement”) pursuant to which, among other things, the Management Shareholders agree to take such actions as shall be necessary to appoint the Noteholder Designee as a director of the Company, Technic and Foshan and maintain such Noteholder Designee as a director until time as the Notes are no longer outstanding;

(vi)                          The Company and Foshan shall have taken all necessary action and shall have executed and delivered all such documents as shall be necessary to grant to the Noteholder Designee access to the Foshan bank accounts in the manner and to the extent required by Section 4. 11 of this Agreement.

(vii)                         The Company and the Escrow Agent shall have executed and delivered to the Purchasers the Escrow Agreement, and the Company shall have deposited $200,000 with the Escrow Agent pursuant to the terms of the Escrow Agreement;

(viii)                        The Company shall have obtained all waivers, authorizations, approvals and consents needed to consummate the transaction contemplated by this Agreement and the other Transaction Documents; and

(ix)                          The Company shall have executed and delivered to the Purchasers the Registration Rights Agreement and the Stock Pledge Agreement.

(x)                           The Company shall have executed the Reverse Merger Agreement and completed the Reverse Merger Transactions.

(xi)                          No event shall have occurred which could reasonably be expected to have a Material Adverse Effect.

(xii)                         The Company shall have delivered to the Purchasers a certificate of an executive officer of the Company, dated as of such Closing Date, confirming the accuracy of the Company’s representations, warranties and covenants as of such Closing Date and confirming the compliance by the Company with the conditions precedent set forth in this Article VII as of the Closing Date.

(xiii)                        The Board of Directors of the Company shall have adopted resolutions consistent with Section 3.3(b) hereof in a form reasonably acceptable to such Purchaser.

ARTICLE VIII
GOVERNING LAW; MISCELLANEOUS

8.1          Governing Law: Jurisdiction.  This Agreement shall be governed by and construed in accordance with the Delaware General Corporation Law (in respect of matters of corporation law) and the laws of the State of New York (in respect of all other matters) applicable to contracts made and to be performed in the State of New York.  The parties hereto irrevocably consent to the jurisdiction of the United States federal courts and state courts located in the State of New York and County of New York in any suit or proceeding based on or arising under this Agreement or the transactions contemplated hereby and irrevocably agree that all claims in respect of such suit or proceeding may be determined in such courts.  The Company and each Purchaser irrevocably waives the defense of an inconvenient forum to the maintenance of such suit or proceeding in such forum.  The Company and each Purchaser further agrees that service of process upon the Company or such Purchaser, as applicable, mailed by the first class mail in accordance with Section 8.7 shall be deemed in every respect effective service of process upon the Company or such Purchaser in any suit or proceeding arising hereunder.  Nothing herein shall affect the right of a party hereto to serve process in any other manner permitted by law.  The parties hereto agree that a final non-appealable judgment in any such suit or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on such judgment or in any other lawful manner.  The parties hereto irrevocably waive any right to a trial by jury under applicable law.

8.2          Reserved.

8.3          Counterparts.  This Agreement may be executed in two or more counterparts, including, without limitation, by electronic or facsimile transmission, all of which counterparts shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other parties.  In the event any signature page is delivered by facsimile or electronic transmission, the party using such means of delivery shall cause additional original executed signature pages to be delivered to the other parties as soon as practicable thereafter.

8.4          Headings.  The headings of this Agreement are for convenience of reference and shall not form part of, or affect the interpretation of, this Agreement.

8.5          Severability.  If any provision of this Agreement shall be invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall not affect the validity or enforceability of the remainder of this Agreement or the validity or enforceability of this Agreement in any other jurisdiction.

8.6          Entire Agreement; Amendments.  This Agreement and the instruments referenced herein contain the entire understanding of the parties with respect to the maters covered herein and therein and, except as specifically set forth herein or therein, neither the Company nor any Purchaser makes any representation, warranty, covenant or undertaking with respect to such matters.  No provision of this Agreement may be waived other than by an instrument in writing signed by the party to be charged with enforcement and no provision of this Agreement may be amended other than by an instrument in writing signed by the Company and each Purchaser.

8.7          Notices.  Any notice herein required or permitted to be given shall be in writing and shall be delivered personally, by nationally-recognized overnight courier or by facsimile machine confirmed telecopy to the applicable addresses set forth below (or to such other address as a party may designate by written notice in accordance with the provisions of this Section 8.7), and shall be deemed given and effective on the earliest of (a) the date of transmission if such notice or communication is delivered by fax prior to 5:30 p.m. (Eastern Time) on a Business Day, (b) the next Business Day after the date of transmission if such notice or communication is delivered via fax on a day that is not a Business Day or later than 5:30 p.m. (Eastern Time) on a Business Day, (c) the 1st Business Day after the date of mailing if sent by U.S. nationally recognized overnight courier service for next Business Day delivery, or (d) upon actual receipt by the party to whom such notice is required to be given. The addresses for such communications shall be:

If to the Company, to :

Perpetual Technologies, Inc.
Shishan Industrial Park
Nanhai District, Foshan City, Guangdong Province, PRC
Attention: Mr. Ji Lie
Facsimile:

with a copy to:

Guzov Ofsink, LLC
600 Madison Avenue
New York, New York 10022
Attention: Darren Ofsink, Esq.
Facsimile: 212-688-7273

If to any Purchaser, to such address set forth under such Purchaser's name on the Purchaser’s Signature Page executed by such Purchaser.  Each party shall provide notice to the other parties of any change in address in the meaning set forth in this Section 8.7.

8.8          Successors and Assigns.  This Agreement shall be binding upon and inure to the benefit of the parties and their successors and assigns.  Neither the Company nor any Purchaser shall assign this Agreement or any rights or obligations hereunder without the prior written consent of the other.  Notwithstanding the foregoing, each Purchaser may assign its rights and obligations hereunder to any of its "affiliates," as that term is defined under the Securities Act, without the consent of the Company so long as such affiliate is an accredited investor (within the meaning of Regulation D) and agrees in writing to be bound by this Agreement.  This provision shall not limit each Purchaser's right to transfer the Securities pursuant to the terms of this Agreement or to assign such Purchaser's rights hereunder to any such transferee.  In that regard, if a Purchaser sells all or part of its Securities to someone that acquires the Securities subject to restrictions on transferability (other than restrictions, if any, arising out of the transferee's status as an affiliate of the Company), Purchaser shall be permitted to assign its rights hereunder, in whole or in part, to such transferee.

8.9          Third Party Beneficiaries.  Except as set forth in Sections 8.10 and 8.13 below, this Agreement is intended for the benefit of the parties hereto and their respective permitted successors and assigns and is not for the benefit of, nor may any provision hereof be enforced by, any other person or entity.

8.10        Survival; Indemnification.  The representations and warranties of the Company shall survive for a period of one year after the Closing, notwithstanding any due diligence investigation conducted by or on behalf of a Purchaser.  The Company agrees to indemnify and hold harmless each Purchaser and each Purchaser's officers, directors, employees, partners, agents and affiliates from and against any and all losses, claims, damages, liabilities and expenses (including, without limitation, reasonable attorneys' fees and disbursements and other expenses incurred in connection with investigating, preparing or defending any action, claim or proceeding, pending or threatened and the costs of enforcement thereof) (collectively, "Losses")  arising as a result of or related to any breach or alleged breach by the Company of any of its representations or covenants set forth herein, including advancement of expenses as they are incurred.  The representations and warranties of the Purchasers shall survive for a period of one year after the Closing, notwithstanding any due diligence investigation conducted by or on behalf of the Company, and each Purchaser shall indemnify and hold harmless the Company and each of its officers, directors, employees, partners, agents and affiliates from and against any and all Losses arising as a result of or related to any breach of such Purchaser's representations and warranties contained herein.  The maximum aggregate liability of each Purchaser pursuant to its indemnification obligations under this Article VII, if any, shall not exceed the portion of the Purchase Price paid by such Purchaser hereunder.

8.11        Further Assurances.  Each party shall do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as the other party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby and by the other Transaction Documents.

8.12        Remedies.  No provision of this Agreement providing for any remedy to a Purchaser shall limit any remedy which would otherwise be available to such Purchaser at law or in equity.  Nothing in this Agreement shall limit any rights a Purchaser may have under any applicable federal or state securities laws with respect to the investment contemplated hereby.  The Company acknowledges that a breach by it of its obligations hereunder will cause irreparable harm to a Purchaser.  Accordingly, the Company acknowledges that the remedy at law for a material breach of its obligations under this Agreement will be inadequate and agrees, in the event of a breach or threatened breach by the Company of the provisions of this Agreement, that a Purchaser shall be entitled, in addition to all other available remedies, to an injunction restraining any breach and requiring immediate compliance, without the necessity of showing economic loss or special damages, and without any bond or other security being required.

8.13.       Arm’s Length Negotiations; Counsel for the Company.  Each Purchaser expressly represents and warrants to the Company that (a) before executing this Agreement, said Purchaser has fully informed himself or itself of the terms, contents, conditions and effects of this Agreement; (b) said Purchaser has relied solely and completely upon his or its own judgment in executing this Agreement; (c) said Purchaser has had the opportunity to seek the advice of his or its own counsel and advisors before executing this Agreement; (d) said Purchaser has acted voluntarily and of his or its own free will in executing this Agreement; (e) said Purchaser is not acting under duress, whether economic or physical, in executing this Agreement; (f) this Agreement is the result of arm’s length negotiations conducted by and among the parties; and (g) said Purchaser acknowledges that the law firm of Guzov Ofsink, LLC has been retained by the Company to prepare this Agreement as legal counsel for the Company, that Guzov Ofsink, LLC does not represent any Purchaser in connection with the preparation or execution of this Agreement, and that Guzov Ofsink, LLC has not given any legal, investment or tax advice to any Purchaser regarding this Agreement.  Guzov Ofsink, LLC is expressly intended as a beneficiary of the representations and warranties of the Purchasers contained in this Section 8.13.

IN WITNESS WHEREOF, the undersigned Purchasers and the Company have caused this Agreement to be duly executed as of the date first above written.

COMPANY:

PERPETUAL TECHNOLOGIES, INC.

By: /s/ Jie Li
Name: Jie Li
Title: Chief Executive Officer

HONG HUI HOLDINGS LIMITED (the “BVI Company”)

By: /s/ Jie Li
Name: Jie Li
Title: Director

Technic International Limited

By: /s/ Wawai Law
Name: Wawai Law
Title: Chairman

Foshan SLP Special Materials Company

By: /s/ Jie Li
Name: Jie Li
Title: Legal Representative

PURCHASERS:

See attached Signature Pages

PURCHASER SIGNATURE PAGE TO  NOTE PURCHASE  AGREEMENT

IN WITNESS WHEREOF, the undersigned has executed this Agreement on this 12th  day of  February, 2010.

Name of Purchaser:___________________________________

Signature of Purchaser:   ____________________________________

Consideration: $__________________ in cash.

Taxpayer Identification or
Social Security Number of Purchaser:  ____________________________________

Name and Residence Address:
(Post Office Address Not Acceptable)

Mailing Address if Different
from Residence Address
(Post Office Address is Acceptable)

Type of Ownership (check one):

________________    Individual Ownership
________________    Community Property (each spouse must sign)
________________    Joint Tenants with Right of Survivorship (all sign)
________________    Tenants in Common (all sign)
________________    Trust
________________    Corporation
________________    S Corporation
________________    C Corporation
________________    Limited Liability Company
________________    Other (please specify type of entity )

Fax Number of Purchaser:___________________________

E-Mail Address of Purchaser: _________________________

LIST OF EXHIBITS

EXHIBIT A	-	FORM OF NOTE

EXHIBIT B	-	FORM OF WARRANT

EXHIBIT C	-	MANAGEMENT SHAREHOLDERS

EXHIBIT D	-	FORM OF NON-RECOURSE GUARANTY

EXHIBIT E	-	FORM OF STOCK PLEDGE AGREEMENT

EXHIBIT G -		FORM OF VOTING AGREEMENT

EXHIBT H -		FORM OF ESCROW AGREEMENT

EXHIBT I -		FORM OF REGISTRATION RIGHTS AGREEMENT

Exhibit A
To
Note Purchase Agreement

FORM OF NOTE

Exhibit B
To
Note Purchase Agreement

FORM OF WARRANT

Exhibit C
To
Note Purchase Agreement

MANAGEMENT SHAREHOLDERS

Name and Address	Number of Shares of Perpetual Technologies, Inc. Common Stock Being Pledged
Bestyield Group Limited	21,765,306
Proudlead Limited	21,765,306

Exhibit D
To
Note Purchase Agreement

FORM OF NON-RECOURSE GUARANTY

Exhibit E
To
Note Purchase Agreement

FORM OF STOCK PLEDGE AGREEMENT

Exhibit G
To
Note Purchase Agreement

FORM OF VOTING AGREEMENT

Exhibit H
To
Note Purchase Agreement

FORM OF ESCROW AGREEMENT

Exhibit I
To
Note Purchase Agreement

FORM OF REGISTRATION RIGHTS AGREEMENT

SCHEDULE 1
TO NOTE PURCHASE AGREEMENT

LIST OF INVESTORS

Investor Name, Address, Telephone and Fax Number	Principal Amount of Note	Purchase Price
Jayhawk Capital	$2,500,000	$2,500,000
Blue Earth Fund, LP Longboard Captial 1312 Cedar Street SantaMonica, CA 90405	$1,000,000	$1,000,000
Lumen Capital LP 265 West Trail Stamford, CT 06903	$100,000	$100,000
Trading Systems, LLC 14 Red Tail Drive, Highlands Ranch CO 80126	$100,000	$100,000
Joseph Nemelka 159 South 975 West, Mapleton, UT 84664	$100,000	$100,000
Glenn A. Little 1103 Stewart Ave., Apt.200, Garden City, NY 11530	$200,000	$200,000
Jeffrey Grossman 87 Zukor Road, New City NY 10956	$100,000	$100,000
Grace King 1235 Park Ave NewYork, NY 10128	$20,000	$20,000
Timothy O'Donnell 160 Henry St. Apt.3B, Brooklyn, NY 11201	$10,000	$10,000
Sik Wing Sung 53 Braisted Avenue, Staten Island, NY 10314	$10,000	$10,000

Totals:	$4,140,000.00	$4,140,000.00